Supplement dated October 10, 2025
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a meeting held on June 10, 2025, the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), approved the merger of the NVIT NS Partners International Focused Growth Fund (the "Target Fund") and the NVIT International Equity Fund (the "Acquiring Fund"). The merger will be effective on or about October 24, 2025 (the "Effective Date").
As of the Effective Date, the following changes apply to the policy/contract:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust – NVIT International Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	0.98%*	11.31%	7.19%	6.03%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
ISP-1018